UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: November 30

Date of reporting period: May 31, 2013

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report      May 31, 2013

LEGG MASON

BATTERYMARCH

U.S. LARGE CAP

EQUITY FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks long-term capital appreciation.

Letter from the president

Dear Shareholder,

We are pleased to provide the semi-annual report of Legg Mason Batterymarch U.S. Large Cap Equity Fund for the six-month reporting period ended May 31, 2013. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

I am pleased to introduce myself as the new President and Chief Executive Officer of the Fund, succeeding R. Jay Gerken, as he embarks upon his retirement. Jay has most recently served as Chairman of the Board, President and Chief Executive Officer of the Fund and other funds in the Legg Mason complex. On behalf of all our shareholders and the Fund’s Board of Trustees, I would like to thank Jay for his vision and guidance, and wish him all the best.

I am honored to have been appointed to my new role with the Fund. During my 23 year career in the financial industry, I have seen it evolve and expand. Despite these changes, keeping an unwavering focus on our shareholders and their needs remains paramount. This was a consistent focus of Jay’s, and I look forward to following his lead in the years to come.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

June 28, 2013

II	Legg Mason Batterymarch U.S. Large Cap Equity Fund

Investment commentary

Economic review

The U.S. economy continued to grow over the six months ended May 31, 2013 (the “reporting period”), but the pace was far from robust. Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 1.3% in the second quarter of 2012. Economic growth accelerated to 3.1% in the third quarter, partially due to increased private inventory investment, higher federal government spending and moderating imports. However, economic activity sharply moderated in the fourth quarter, with GDP expanding an anemic 0.4%. This was driven by a reversal of the above factors, as private inventory investment and federal government spending weakened. Economic growth then improved, as the U.S. Department of Commerce’s final reading for first quarter 2013 GDP growth, released after the reporting period ended, was 1.8%. Accelerating growth was due, in part, to strengthening consumer spending, which rose 2.6% during the first quarter, versus a 1.8% increase during the previous quarter.

While there was some improvement in the U.S. job market, unemployment remained elevated throughout the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 7.8%. The unemployment rate fluctuated between 7.8% and 7.9% through January 2013. Unemployment then fell to 7.7% in February, 7.6% in March and 7.5% in April, before edging up to 7.6% in May. In an encouraging sign, the number of longer-term unemployed has declined in recent months. In February 2013, more than 40% of the people without a job had been out of work for more than six months. This fell to 37.3% in May 2013.

Meanwhile, the housing market brightened, as sales generally improved and home prices continued to rebound. According to the National Association of Realtors (“NAR”), existing-home sales rose 4.2% on a seasonally adjusted basis in May 2013 versus the previous month and were 12.9% higher than in May 2012. In addition, the NAR reported that the median existing-home price for all housing types was $208,000 in May 2013, up 15.4% from May 2012. This marked the fifteenth consecutive month that home prices rose compared to the same period a year earlier. While the inventory of homes available for sale rose 3.3% in May 2013 to a 5.1 month supply at the current sales pace, it was 10.1% lower than in May 2012.

While manufacturing activity was weak in many international developed countries, it was generally positive in the U.S. Based on the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, the U.S. manufacturing sector expanded during the first five months of the reporting period. However, manufacturing then experienced a setback, falling from 50.7 in April 2013 to 49.0 in May (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). During May, 10 of the 18 industries within the PMI expanded, versus 14 expanding the prior month.

Legg Mason Batterymarch U.S. Large Cap Equity Fund	III

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its September 2012 meeting, prior to the beginning of the reporting period, the Fed announced a third round of quantitative easing (“QE3”), which involves purchasing $40 billion each month of agency mortgage-backed securities (“MBS”) on an open-end basis. In addition, the Fed further extended the duration that it expects to keep the federal funds rate on hold, until at least mid-2015. At its meeting in December, the Fed announced that it would continue purchasing $40 billion per month of agency MBS, as well as initially purchasing $45 billion a month of longer-term Treasuries. The Fed also said that it would keep the federal funds rate on hold “…as long as the unemployment rate remains above 6.5%, inflation between one and two years ahead is projected to be no more than a half percentage point above the Committee’s 2.0% longer-run goal, and longer-term inflation expectations continue to be well anchored.” At its meeting that ended on June 19, 2013, after the reporting period ended, the Fed did not make any material changes to its official policy statement. However, in a press conference following the meeting, Fed Chairman Bernanke said “…the Committee currently anticipates that it would be appropriate to moderate the monthly pace of purchases later this year; and if the subsequent data remain broadly aligned with our current expectations for the economy, we would continue to reduce the pace of purchases in measured steps through the first half of next year, ending purchases around midyear.”

Performance review

For the six months ended May 31, 2013, Class IS shares of Legg Mason Batterymarch U.S. Large Cap Equity Fund returned 16.28%. The Fund’s unmanaged benchmark, the Russell 1000 Indexv, returned 16.68% for the same period. The Lipper Large-Cap Core Funds Category Average1 returned 16.05% over the same time frame.

Performance Snapshot as of May 31, 2013 (unaudited)
6 months
Legg Mason Batterymarch U.S. Large Cap Equity Fund:
Class FI	16.15%
Class IS	16.28%
Russell 1000 Index	16.68%
Lipper Large-Cap Core Funds Category Average[1]	16.05%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include the deduction of taxes that a shareholder would pay on Fund distributions. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended May 31, 2013, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 951 funds in the Fund’s Lipper category.

IV	Legg Mason Batterymarch U.S. Large Cap Equity Fund

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated March 31, 2013, the gross total annual operating expense ratios for Class FI and Class IS shares were 1.65% and 0.81%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 1.05% for Class FI shares and 0.80% for Class IS shares. These expense limitation arrangements cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What factors impacted the U.S. stock market during the reporting period?

A. Despite periods of volatility and several “flights to quality,” the U.S. stock market generated strong results during the reporting period. In October 2012, prior to the beginning of the period, the market experienced a setback given renewed concerns about the economy and the upcoming “fiscal cliff.” While these and other macro issues, including the European sovereign debt crisis and uncertainties surrounding the impact of sequestration, weighed on investor sentiment at times, the market posted positive results during all six months of the reporting period. For the six months ended May 31, 2013, the S&P 500 Indexvi gained 16.43%.

Looking at the U.S. stock market more closely, small-cap stocks generated the best returns during the six months ended May 31, 2013, with the Russell 2000 Indexvii gaining 20.60%. In contrast, large-cap stocks, as measured by the Russell 1000 Index , returned 16.68% and the Russell Midcap Indexviii returned 19.49%. From an investment style perspective, growth and value stocks, as measured by the Russell 3000 Growthix and Russell 3000 Valuex Indices, returned 14.48% and 19.37%, respectively.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

June 28, 2013

RISKS: Common stocks are subject to market fluctuations. Foreign securities may involve certain risks not typically associated with investing in U.S. securities, including economic, political and social factors and currency fluctuations. Investments in REITs expose the Fund to risks similar to investing directly in real estate, and the value of these underlying investments may be affected by changes in the value of the underlying real estate, the creditworthiness of the issuer of the investments, and changes in property taxes, interest rates and the real estate regulatory environment. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Legg Mason Batterymarch U.S. Large Cap Equity Fund	V

Investment commentary (cont’d)

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

vi	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

vii

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

viii

The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap represents approximately 31% of the total market capitalization of the Russell 1000 companies.

ix

The Russell 3000 Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

[x]

The Russell 3000 Value Index measures the performance of the broad value segment of the U.S. equity universe. It includes those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

VI	Legg Mason Batterymarch U.S. Large Cap Equity Fund

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of May 31, 2013 and November 30, 2012. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Legg Mason Batterymarch U.S. Large Cap Equity Fund 2013 Semi-Annual Report	1

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on December 1, 2012 and held for the six months ended May 31, 2013.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class FI	16.15%	$1,000.00	$1,161.50	1.05%	$5.66	Class FI	5.00%	$1,000.00	$1,019.70	1.05%	$5.29
Class IS	16.28	1,000.00	1,162.80	0.80	4.31	Class IS	5.00	1,000.00	1,020.94	0.80	4.03

[1]	For the six months ended May 31, 2013.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 365.

2	Legg Mason Batterymarch U.S. Large Cap Equity Fund 2013 Semi-Annual Report

Schedule of investments (unaudited)

May 31, 2013

Legg Mason Batterymarch U.S. Large Cap Equity Fund

Security	Shares	Value
Common Stocks — 99.4%
Consumer Discretionary — 14.9%
Diversified Consumer Services — 0.5%
Service Corporation International	134,100	$2,411,118
Hotels, Restaurants & Leisure — 0.5%
Brinker International Inc.	66,600	2,611,386
Household Durables — 1.4%
Mohawk Industries Inc.	18,600	2,067,762	*
Newell Rubbermaid Inc.	85,600	2,314,624
PulteGroup Inc.	123,400	2,664,206	*
Total Household Durables		7,046,592
Internet & Catalog Retail — 0.2%
Amazon.com Inc.	2,500	672,575	*
Leisure Equipment & Products — 0.4%
Polaris Industries Inc.	21,000	2,005,710
Media — 4.9%
AMC Networks Inc., Class A Shares	15,300	979,506	*
CBS Corp., Class B Shares	110,500	5,469,750
Charter Communications Inc., Class A Shares	26,900	3,010,648	*
Comcast Corp., Class A Shares	153,790	6,174,668
DIRECTV	34,100	2,084,533	*
Time Warner Cable Inc.	12,660	1,209,157
Time Warner Inc.	74,000	4,319,380
Viacom Inc., Class B Shares	11,500	757,735
Total Media		24,005,377
Multiline Retail — 2.0%
Dillard’s Inc., Class A Shares	53,200	4,908,764
Macy’s Inc.	32,200	1,556,548
Target Corp.	47,500	3,301,250
Total Multiline Retail		9,766,562
Specialty Retail — 3.3%
AutoZone Inc.	3,000	1,226,490	*
CST Brands Inc.	14,533	441,658	*
Foot Locker Inc.	37,100	1,273,272
Gap Inc.	103,400	4,192,870
Home Depot Inc.	62,800	4,939,848
O’Reilly Automotive Inc.	17,700	1,927,707	*
PetSmart Inc.	35,539	2,398,883
Total Specialty Retail		16,400,728

See Notes to Financial Statements.

Legg Mason Batterymarch U.S. Large Cap Equity Fund 2013 Semi-Annual Report	3

Schedule of investments (unaudited) (cont’d)

May 31, 2013

Legg Mason Batterymarch U.S. Large Cap Equity Fund

Security	Shares	Value
Textiles, Apparel & Luxury Goods — 1.7%
Hanesbrands Inc.	65,100	$3,245,886
NIKE Inc., Class B Shares	55,200	3,403,632
V.F. Corp.	9,100	1,673,126
Total Textiles, Apparel & Luxury Goods		8,322,644
Total Consumer Discretionary		73,242,692
Consumer Staples — 7.5%
Beverages — 1.4%
Coca-Cola Co.	52,000	2,079,480
Constellation Brands Inc., Class A Shares	57,500	3,048,075	*
PepsiCo Inc.	21,900	1,768,863
Total Beverages		6,896,418
Food & Staples Retailing — 2.2%
CVS Caremark Corp.	95,200	5,481,616
Wal-Mart Stores Inc.	72,090	5,395,215
Total Food & Staples Retailing		10,876,831
Food Products — 0.2%
Ingredion Inc.	11,690	796,323
Household Products — 2.2%
Church & Dwight Co. Inc.	15,300	930,393
Energizer Holdings Inc.	31,300	2,995,723
Kimberly-Clark Corp.	34,200	3,311,586
Procter & Gamble Co.	48,720	3,739,747
Total Household Products		10,977,449
Tobacco — 1.5%
Altria Group Inc.	78,000	2,815,800
Philip Morris International Inc.	51,060	4,641,865
Total Tobacco		7,457,665
Total Consumer Staples		37,004,686
Energy — 10.1%
Energy Equipment & Services — 2.0%
Ensco PLC, Class A Shares	22,900	1,377,893
Halliburton Co.	85,200	3,565,620
Oceaneering International Inc.	56,300	4,080,624
RPC Inc.	76,500	963,135
Total Energy Equipment & Services		9,987,272
Oil, Gas & Consumable Fuels — 8.1%
Chevron Corp.	58,140	7,136,685
ConocoPhillips	7,900	484,586

See Notes to Financial Statements.

4	Legg Mason Batterymarch U.S. Large Cap Equity Fund 2013 Semi-Annual Report

Legg Mason Batterymarch U.S. Large Cap Equity Fund

Security	Shares	Value
Oil, Gas & Consumable Fuels — continued
Exxon Mobil Corp.	115,285	$10,429,834
Hess Corp.	13,600	916,776
HollyFrontier Corp.	57,400	2,841,300
Marathon Petroleum Corp.	74,400	6,138,000
Occidental Petroleum Corp.	6,500	598,455
Phillips 66	28,050	1,867,289
Tesoro Corp.	61,100	3,766,815
Valero Energy Corp.	130,800	5,314,404
Total Oil, Gas & Consumable Fuels		39,494,144
Total Energy		49,481,416
Financials — 14.4%
Capital Markets — 0.9%
Ameriprise Financial Inc.	22,500	1,834,200
Goldman Sachs Group Inc.	15,100	2,447,408
Total Capital Markets		4,281,608
Commercial Banks — 2.9%
East-West Bancorp Inc.	70,200	1,849,068
Regions Financial Corp.	121,200	1,106,556
U.S. Bancorp	112,700	3,951,262
Wells Fargo & Co.	187,340	7,596,637
Total Commercial Banks		14,503,523
Consumer Finance — 1.3%
Capital One Financial Corp.	27,200	1,657,296
Discover Financial Services	97,200	4,608,252
Total Consumer Finance		6,265,548
Diversified Financial Services — 3.8%
Bank of America Corp.	114,120	1,558,879
Citigroup Inc.	129,430	6,729,066
JPMorgan Chase & Co.	159,555	8,710,107
Principal Financial Group Inc.	47,750	1,807,338
Total Diversified Financial Services		18,805,390
Insurance — 4.3%
AFLAC Inc.	48,950	2,726,026
Allstate Corp.	58,500	2,822,040
Assurant Inc.	55,480	2,759,575
Berkshire Hathaway Inc., Class B Shares	14,500	1,654,015	*
Chubb Corp.	13,300	1,158,430
Everest Re Group Ltd.	28,700	3,719,807

See Notes to Financial Statements.

Legg Mason Batterymarch U.S. Large Cap Equity Fund 2013 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

May 31, 2013

Legg Mason Batterymarch U.S. Large Cap Equity Fund

Security	Shares	Value
Insurance — continued
Prudential Financial Inc.	8,200	$565,554
Torchmark Corp.	24,100	1,554,691
Travelers Cos. Inc.	49,600	4,152,512
Total Insurance		21,112,650
Real Estate Investment Trusts (REITs) — 1.0%
Kimco Realty Corp.	35,900	795,185
Ventas Inc.	15,500	1,106,235
Weyerhaeuser Co.	103,900	3,098,298
Total Real Estate Investment Trusts (REITs)		4,999,718
Real Estate Management & Development — 0.2%
CBRE Group Inc., Class A Shares	47,900	1,110,322	*
Total Financials		71,078,759
Health Care — 12.7%
Biotechnology — 3.3%
Alexion Pharmaceuticals Inc.	21,000	2,048,340	*
Amgen Inc.	22,930	2,305,153
Biogen Idec Inc.	14,100	3,348,609	*
Celgene Corp.	12,500	1,545,625	*
Gilead Sciences Inc.	51,800	2,822,064	*
Regeneron Pharmaceuticals Inc.	17,600	4,256,912	*
Total Biotechnology		16,326,703
Health Care Equipment & Supplies — 1.8%
Abbott Laboratories	36,600	1,342,122
Baxter International Inc.	39,300	2,763,969
Covidien PLC	19,700	1,252,920
Medtronic Inc.	28,300	1,443,583
Thermo Fisher Scientific Inc.	24,000	2,119,200
Total Health Care Equipment & Supplies		8,921,794
Health Care Providers & Services — 3.3%
Aetna Inc.	35,748	2,158,464
Cardinal Health Inc.	56,680	2,661,693
CIGNA Corp.	37,200	2,525,880
Express Scripts Holding Co.	28,382	1,763,090	*
Humana Inc.	32,400	2,617,272
McKesson Corp.	10,200	1,161,372
UnitedHealth Group Inc.	52,740	3,303,106
Total Health Care Providers & Services		16,190,877

See Notes to Financial Statements.

6	Legg Mason Batterymarch U.S. Large Cap Equity Fund 2013 Semi-Annual Report

Legg Mason Batterymarch U.S. Large Cap Equity Fund

Security	Shares	Value
Life Sciences Tools & Services — 0.7%
Charles River Laboratories International Inc.	32,400	$1,403,244	*
PerkinElmer Inc.	64,200	2,010,744
Total Life Sciences Tools & Services		3,413,988
Pharmaceuticals — 3.6%
AbbVie Inc.	71,100	3,035,259
Eli Lilly & Co.	29,680	1,577,789
Johnson & Johnson	33,480	2,818,346
Merck & Co. Inc.	42,994	2,007,820
Mylan Inc.	19,100	582,168	*
Pfizer Inc.	274,041	7,462,136
Total Pharmaceuticals		17,483,518
Total Health Care		62,336,880
Industrials — 11.3%
Aerospace & Defense — 2.9%
Boeing Co.	57,400	5,683,748
Honeywell International Inc.	47,430	3,721,358
Northrop Grumman Corp.	29,900	2,463,461
Triumph Group Inc.	32,500	2,523,625
Total Aerospace & Defense		14,392,192
Airlines — 0.4%
Southwest Airlines Co.	147,700	2,092,909
Building Products — 1.0%
Fortune Brands Home & Security Inc.	52,000	2,198,560
Masco Corp.	118,300	2,486,666
Total Building Products		4,685,226
Commercial Services & Supplies — 1.1%
Avery Dennison Corp.	50,000	2,175,000
Stericycle Inc.	27,100	2,974,496	*
Total Commercial Services & Supplies		5,149,496
Construction & Engineering — 0.9%
Aecom Technology Corp.	71,200	2,192,248	*
Quanta Services Inc.	77,400	2,195,838	*
Total Construction & Engineering		4,388,086
Industrial Conglomerates — 3.1%
General Electric Co.	408,020	9,515,026
Tyco International Ltd.	73,599	2,488,382
United Technologies Corp.	36,400	3,454,360
Total Industrial Conglomerates		15,457,768

See Notes to Financial Statements.

Legg Mason Batterymarch U.S. Large Cap Equity Fund 2013 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

May 31, 2013

Legg Mason Batterymarch U.S. Large Cap Equity Fund

Security	Shares	Value
Machinery — 1.4%
AGCO Corp.	18,100	$1,004,007
Dover Corp.	50,200	3,928,150
Oshkosh Corp.	47,600	1,895,432	*
Total Machinery		6,827,589
Road & Rail — 0.5%
Union Pacific Corp.	16,800	2,597,616
Total Industrials		55,590,882
Information Technology — 19.2%
Communications Equipment — 3.4%
Cisco Systems Inc.	370,120	8,912,490
QUALCOMM Inc.	118,590	7,528,093
Total Communications Equipment		16,440,583
Computers & Peripherals — 3.4%
Apple Inc.	33,320	14,983,337
Western Digital Corp.	30,200	1,912,264
Total Computers & Peripherals		16,895,601
Electronic Equipment, Instruments & Components — 1.3%
Arrow Electronics Inc.	25,500	1,013,880	*
Avnet Inc.	73,700	2,517,592	*
Corning Inc.	95,700	1,470,909
Tech Data Corp.	24,400	1,222,928	*
Total Electronic Equipment, Instruments & Components		6,225,309
Internet Software & Services — 2.5%
Akamai Technologies Inc.	27,900	1,286,748	*
eBay Inc.	54,000	2,921,400	*
Google Inc., Class A Shares	6,500	5,657,665	*
IAC/InterActiveCorp	51,100	2,477,328
Total Internet Software & Services		12,343,141
IT Services — 3.9%
Alliance Data Systems Corp.	18,000	3,187,620	*
Global Payments Inc.	27,700	1,328,492
International Business Machines Corp.	43,020	8,949,020
MasterCard Inc., Class A Shares	4,400	2,509,100
Visa Inc., Class A Shares	18,650	3,322,311
Total IT Services		19,296,543
Semiconductors & Semiconductor Equipment — 1.5%
Applied Materials Inc.	110,200	1,675,040
Intel Corp.	125,200	3,039,856

See Notes to Financial Statements.

8	Legg Mason Batterymarch U.S. Large Cap Equity Fund 2013 Semi-Annual Report

Legg Mason Batterymarch U.S. Large Cap Equity Fund

Security	Shares	Value
Semiconductors & Semiconductor Equipment — continued
Marvell Technology Group Ltd.	234,000	$2,536,560
Total Semiconductors & Semiconductor Equipment		7,251,456
Software — 3.2%
Microsoft Corp.	294,750	10,280,880
Oracle Corp.	86,810	2,930,706
Symantec Corp.	115,800	2,592,762	*
Total Software		15,804,348
Total Information Technology		94,256,981
Materials — 4.4%
Chemicals — 2.7%
CF Industries Holdings Inc.	6,880	1,313,805
Huntsman Corp.	109,300	2,125,885
Monsanto Co.	60,000	6,038,400
PPG Industries Inc.	24,500	3,763,445
Total Chemicals		13,241,535
Containers & Packaging — 0.2%
Rock-Tenn Co., Class A Shares	9,800	968,044
Metals & Mining — 1.5%
Alcoa Inc.	91,400	776,900
Freeport-McMoRan Copper & Gold Inc.	34,900	1,083,645
Reliance Steel & Aluminum Co.	41,000	2,696,570
Steel Dynamics Inc.	85,100	1,305,434
United States Steel Corp.	81,800	1,447,042
Total Metals & Mining		7,309,591
Total Materials		21,519,170
Telecommunication Services — 1.9%
Diversified Telecommunication Services — 1.9%
AT&T Inc.	151,160	5,289,088
Verizon Communications Inc.	84,760	4,109,165
Total Telecommunication Services		9,398,253
Utilities — 3.0%
Electric Utilities — 0.7%
NV Energy Inc.	149,900	3,513,656
Gas Utilities — 0.6%
Energen Corp.	56,500	3,061,735
Multi-Utilities — 1.0%
CenterPoint Energy Inc.	127,800	2,962,404
OGE Energy Corp.	30,700	2,083,609
Total Multi-Utilities		5,046,013

See Notes to Financial Statements.

Legg Mason Batterymarch U.S. Large Cap Equity Fund 2013 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

May 31, 2013

Legg Mason Batterymarch U.S. Large Cap Equity Fund

Security			Shares	Value
Water Utilities — 0.7%
American Water Works Co. Inc.			82,100	$3,279,074
Total Utilities				14,900,478
Total Investments before Short-Term Investments (Cost — $365,921,889)				488,810,197

	Rate	Maturity Date	Face Amount
Short-Term Investments — 0.4%
Repurchase Agreements — 0.4%
State Street Bank & Trust Co. repurchase agreement dated 5/31/13; Proceeds at maturity — $1,738,001; (Fully collateralized by U.S. Treasury Notes, 0.875% due 1/31/17; Market Value — $1,777,600) (Cost — $1,738,000)	0.010%	6/3/13	$1,738,000	1,738,000
Total Investments — 99.8% (Cost — $367,659,889#)				490,548,197
Other Assets in Excess of Liabilities — 0.2%				1,193,861
Total Net Assets — 100.0%				$491,742,058

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Financial Statements.

10	Legg Mason Batterymarch U.S. Large Cap Equity Fund 2013 Semi-Annual Report

Statement of assets and liabilities (unaudited)

May 31, 2013

Assets:
Investments, at value (Cost — $367,659,889)	$490,548,197
Cash	1,343,822
Receivable for securities sold	1,302,017
Dividends and interest receivable	1,160,663
Receivable for Fund shares sold	649,230
Prepaid expenses	27,679
Total Assets	495,031,608

Liabilities:
Payable for securities purchased	2,843,281
Investment management fee payable	314,774
Payable for Fund shares repurchased	86,282
Service and/or distribution fees payable	199
Accrued expenses	45,014
Total Liabilities	3,289,550
Total Net Assets	$491,742,058

Net Assets:
Par value (Note 7)	$355
Paid-in capital in excess of par value	371,592,742
Undistributed net investment income	1,518,356
Accumulated net realized loss on investments	(4,257,703)
Net unrealized appreciation on investments	122,888,308
Total Net Assets	$491,742,058

Shares Outstanding:
Class FI	67,635
Class IS	35,384,022

Net Asset Value:
Class FI (and redemption price)	$13.89
Class IS (and redemption price)	$13.87

See Notes to Financial Statements.

Legg Mason Batterymarch U.S. Large Cap Equity Fund 2013 Semi-Annual Report	11

Statement of operations (unaudited)

For the Six Months Ended May 31, 2013

Investment Income:
Dividends	$5,052,544
Interest	395
Less: Foreign taxes withheld	(2,523)
Total Investment Income	5,050,416

Expenses:
Investment management fee (Note 2)	1,720,940
Legal fees	26,571
Fund accounting fees	21,419
Registration fees	20,702
Audit and tax	18,559
Trustees’ fees	16,538
Shareholder reports	12,462
Transfer agent fees (Note 5)	5,144
Insurance	4,648
Custody fees	1,370
Service and/or distribution fees (Notes 2 and 5)	1,070
Miscellaneous expenses	4,428
Total Expenses	1,853,851
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(17,109)
Net Expenses	1,836,742
Net Investment Income	3,213,674

Realized and Unrealized Gain on Investments (Notes 1 and 3):
Net Realized Gain from Investment Transactions	20,503,190
Change in Net Unrealized Appreciation (Depreciation) from Investments	46,127,106
Net Gain on Investments	66,630,296
Increase in Net Assets from Operations	$69,843,970

See Notes to Financial Statements.

12	Legg Mason Batterymarch U.S. Large Cap Equity Fund 2013 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended May 31, 2013 (unaudited) and the Year Ended November 30, 2012	2013	2012

Operations:
Net investment income	$3,213,674	$5,027,321
Net realized gain	20,503,190	5,069,650
Change in net unrealized appreciation (depreciation)	46,127,106	51,843,411
Increase in Net Assets From Operations	69,843,970	61,940,382

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(6,000,048)	(5,800,016)
Decrease in Net Assets From Distributions to Shareholders	(6,000,048)	(5,800,016)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	43,553,158	57,475,198
Reinvestment of distributions	6,000,048	5,800,016
Cost of shares repurchased	(39,152,266)	(66,878,733)
Increase (Decrease) in Net Assets From Fund Share Transactions	10,400,940	(3,603,519)
Increase in Net Assets	74,244,862	52,536,847

Net Assets:
Beginning of period	417,497,196	364,960,349
End of period*	$491,742,058	$417,497,196
* Includes undistributed net investment income of:	$1,518,356	$4,304,730

See Notes to Financial Statements.

Legg Mason Batterymarch U.S. Large Cap Equity Fund 2013 Semi-Annual Report	13

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:
Class FI Shares[1]	2013[2]	2012	2011	2010	2009	2008[3]

Net asset value, beginning of period	$12.08	$10.46	$9.93	$9.04	$7.50	$11.40

Income (loss) from operations:
Net investment income	0.07	0.11	0.11	0.10	0.09	0.07
Net realized and unrealized gain (loss)	1.86	1.65	0.52	0.87	1.49	(3.97)
Total income (loss) from operations	1.93	1.76	0.63	0.97	1.58	(3.90)

Less distributions from:
Net investment income	(0.12)	(0.14)	(0.10)	(0.08)	(0.04)	—
Total distributions	(0.12)	(0.14)	(0.10)	(0.08)	(0.04)	—

Net asset value, end of period	$13.89	$12.08	$10.46	$9.93	$9.04	$7.50
Total return[4]	16.15%	17.06%	6.39%[5]	10.73%	21.15%	(34.21)%

Net assets, end of period (000s)	$940	$775	$1,383	$845	$79	$66

Ratios to average net assets:
Gross expenses	1.45%[6]	1.65%	1.24%	1.30%	2.39%	4.35%[6]
Net expenses[7,8,9]	1.05 [6]	1.05	1.05	1.05	1.05	1.05 [6]
Net investment income	1.15 [6]	0.96	1.02	1.08	1.15	1.15 [6]

Portfolio turnover rate	25%	43%	64%	62%	86%	38%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended May 31, 2013 (unaudited).

[3]	For the period April 30, 2008 (inception date) to November 30, 2008.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	The investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.

[6]	Annualized.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 1.05%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

14	Legg Mason Batterymarch U.S. Large Cap Equity Fund 2013 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:
Class IS Shares[1]	2013[2]	2012	2011	2010	2009	2008[3]

Net asset value, beginning of period	$12.10	$10.48	$9.95	$9.06	$7.51	$11.40

Income (loss) from operations:
Net investment income	0.09	0.15	0.13	0.12	0.11	0.08
Net realized and unrealized gain (loss)	1.85	1.64	0.53	0.87	1.50	(3.97)
Total income (loss) from operations	1.94	1.79	0.66	0.99	1.61	(3.89)

Less distributions from:
Net investment income	(0.17)	(0.17)	(0.13)	(0.10)	(0.06)	—
Total distributions	(0.17)	(0.17)	(0.13)	(0.10)	(0.06)	—

Net asset value, end of period	$13.87	$12.10	$10.48	$9.95	$9.06	$7.51
Total return[4]	16.28%	17.32%	6.66%[5]	10.99%	21.56%	(34.12)%

Net assets, end of period (000s)	$490,803	$416,669	$363,532	$527,612	$503,796	$399,753

Ratios to average net assets:
Gross expenses	0.81%[6]	0.81%	0.81%	0.80%	0.80%	0.87%[6]
Net expenses[7,8,9]	0.80 [6]	0.80	0.80	0.79	0.80	0.80 [6]
Net investment income	1.40 [6]	1.28	1.20	1.28	1.39	1.62 [6]

Portfolio turnover rate	25%	43%	64%	62%	86%	38%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended May 31, 2013 (unaudited).

[3]	For the period April 30, 2008 (inception date) to November 30, 2008.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	The investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.

[6]	Annualized.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.80%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

Legg Mason Batterymarch U.S. Large Cap Equity Fund 2013 Semi-Annual Report	15

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Legg Mason Batterymarch U.S. Large Cap Equity Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but

16	Legg Mason Batterymarch U.S. Large Cap Equity Fund 2013 Semi-Annual Report

are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common stocks†	$488,810,197	—	—	$488,810,197
Short-term investments†	—	$1,738,000	—	1,738,000
Total investments	$488,810,197	$1,738,000	—	$490,548,197

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which,

Legg Mason Batterymarch U.S. Large Cap Equity Fund 2013 Semi-Annual Report	17

Notes to financial statements (unaudited) (cont’d)

at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(e) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

18	Legg Mason Batterymarch U.S. Large Cap Equity Fund 2013 Semi-Annual Report

(f) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) REIT distributions. The character of distributions received from Real Estate Investment Trusts (‘‘REITs’’) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(h) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(i) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(j) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of May 31, 2013, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(k) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Batterymarch Financial Management, Inc. (“Batterymarch”) is the Fund’s subadviser. Western Asset Management Company (“Western Asset”) manages the Fund’s cash and short-term instruments. LMPFA, Batterymarch and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Legg Mason Batterymarch U.S. Large Cap Equity Fund 2013 Semi-Annual Report	19

Notes to financial statements (unaudited) (cont’d)

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.750%
Next $1 billion	0.725
Next $3 billion	0.700
Next $5 billion	0.675
Over $10 billion	0.650

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term instruments, which is provided by Western Asset. For its services, LMPFA pays Batterymarch and Western Asset an aggregate fee equal to 70% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI, Class I and Class IS shares did not exceed 1.05%, 0.80% and 0.80%, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent. Effective May 28, 2013, Class I shares were fully redeemed.

During the six months ended May 31, 2013, fees waived and/or expenses reimbursed amounted to $17,109.

The investment manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

As of May 31, 2013, Legg Mason and its affiliates owned 99% of the Fund.

3. Investments

During the six months ended May 31, 2013, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$120,074,255
Sales	111,387,704

At May 31, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$124,486,208
Gross unrealized depreciation	(1,597,900)
Net unrealized appreciation	$122,888,308

20	Legg Mason Batterymarch U.S. Large Cap Equity Fund 2013 Semi-Annual Report

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

During the six months ended May 31, 2013, the Fund did not invest in any derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service and/or distribution fee with respect to its Class FI shares shares calculated at the annual rate of 0.25% of the average daily net assets of the class. Service and distribution fees are accrued daily and paid monthly.

For the six months ended May 31, 2013, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class FI	$1,070	$1,670
Class I†	—	66
Class IS	—	3,408
Total	$1,070	$5,144

†	On May 28, 2013, Class I shares were fully redeemed.

For the six months ended May 31, 2013, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class FI	$1,694
Class I†	65
Class IS	15,350
Total	$17,109

†	On May 28, 2013, Class I shares were fully redeemed.

6. Distributions to shareholders by class

	Six Months Ended May 31, 2013	Year Ended November 30, 2012
Net Investment Income:
Class FI	$7,819	$18,485
Class I†	750	723
Class IS	5,991,479	5,780,808
Total	$6,000,048	$5,800,016

†	On May 28, 2013, Class I shares were fully redeemed.

7. Shares of beneficial interest

At May 31, 2013, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Legg Mason Batterymarch U.S. Large Cap Equity Fund 2013 Semi-Annual Report	21

Notes to financial statements (unaudited) (cont’d)

Transactions in shares of each class were as follows:

	Six Months Ended May 31, 2013		Year Ended November 30, 2012
	Shares	Amount	Shares	Amount
Class FI
Shares sold	2,860	$36,555	44,329	$514,478
Shares issued on reinvestment	650	7,819	1,782	18,485
Shares repurchased	(22)	(270)	(114,123)	(1,274,673)
Net increase (decrease)	3,488	$44,104	(68,012)	$(741,710)

Class I†
Shares issued on reinvestment	62	$750	70	$723
Shares repurchased	(4,452)	(62,446)	—	—
Net increase (decrease)	(4,390)	$(61,696)	70	$723

Class IS
Shares sold	3,402,083	$43,516,603	4,956,313	$56,960,720
Shares issued on reinvestment	499,706	5,991,479	557,455	5,780,808
Shares repurchased	(2,963,934)	(39,089,550)	(5,756,087)	(65,604,060)
Net increase (decrease)	937,855	$10,418,532	(242,319)	$(2,862,532)

†	On May 28, 2013, Class I shares were fully redeemed.

8. Capital loss carryforward

As of November 30, 2012, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
11/30/2017	$(23,929,550)

This amount will be available to offset any future taxable capital gains.

22	Legg Mason Batterymarch U.S. Large Cap Equity Fund 2013 Semi-Annual Report

Legg Mason Batterymarch

U.S. Large Cap Equity Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Kenneth D. Fuller* President

Frank G. Hubbard

Howard J. Johnson*

Chairman

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Batterymarch Financial Management, Inc.

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

*	Effective June 1, 2013, Mr. Johnson became Chairman and Mr. Fuller became a Trustee, President and Chief Executive Officer.

Legg Mason Batterymarch U.S. Large Cap Equity Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

Legg Mason Batterymarch U.S. Large Cap Equity Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Batterymarch U.S. Large Cap Equity Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2013 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

www.leggmason.com/individualinvestors

©2013 Legg Mason Investor Services, LLC Member FINRA, SIPC

FDXX011125 7/13 SR13-1958

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)     The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)     There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting

.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.
Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer
Legg Mason Partners Equity Trust

Date:	July 25, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer
Legg Mason Partners Equity Trust

Date:	July 25, 2013

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer
Legg Mason Partners Equity Trust

Date:	July 25, 2013